                                                                    EXHIBIT 10.1


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                         SECURITIES PURCHASE AGREEMENT

                                     among

                                  eSOFT, INC.

                                      and

                      THE PURCHASERS LISTED ON SCHEDULE I


                           Dated as of June 10, 1999


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

                               TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE I. PURCHASE AND SALE......................................................................................1
   1.1    Purchase and Sale.......................................................................................1
   1.2    Closings................................................................................................2

ARTICLE II. REPRESENTATIONS AND WARRANTIES........................................................................5
   2.1    Representations, Warranties and Agreements of the Company...............................................5
   2.2    Representations and Warranties of the Purchasers.......................................................15

ARTICLE III. OTHER AGREEMENTS....................................................................................17
   3.1    Transfer Restrictions; Legend..........................................................................17
   3.2    Stop Transfer Instruction..............................................................................18
   3.3    Furnishing of Information..............................................................................18
   3.4    Blue Sky Laws..........................................................................................19
   3.5    Integration............................................................................................19
   3.6    Listing and Reservation of Debenture Shares and Warrant Shares.........................................19
   3.7    Notice of Breaches and Violations; Purchaser Default...................................................21
   3.8    Form D.................................................................................................21
   3.9    Future Financings......................................................................................22
   3.10   Use of Proceeds........................................................................................23
   3.11   Transactions with Affiliates...........................................................................23
   3.12   Transfer Agent Instructions............................................................................23
   3.13   Press Release; Filing of Form 8-K......................................................................24
   3.14   Information............................................................................................24
   3.15   Ordinary Course Brokerage and Trading..................................................................24
   3.16   Best Efforts...........................................................................................24
   3.17   Corporate Existence....................................................................................24
   3.18   No Violation of Applicable Law.........................................................................25
   3.19   Trading Restrictions...................................................................................25

ARTICLE IV. CONDITIONS...........................................................................................25
   4.1    First Closing..........................................................................................25
   4.2    Second Closing.........................................................................................28
   4.3    Third Closing..........................................................................................32

ARTICLE V. INDEMNIFICATION.......................................................................................35
   5.1    Indemnification........................................................................................36

ARTICLE VI. MISCELLANEOUS........................................................................................36
   6.1    Entire Agreement.......................................................................................36
   6.2    Notices................................................................................................36
   6.3    Amendments; Waivers....................................................................................38
   6.4    Titles and Headings....................................................................................38
   6.5    References.............................................................................................38
   6.6    Successors and Assigns.................................................................................38
   6.7    No Third-Party Beneficiaries...........................................................................39
   6.8    Governing Law..........................................................................................39
   6.9    Survival...............................................................................................39
   6.10   Counterparts...........................................................................................39


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
   6.11   Publicity..............................................................................................39
   6.12   Severability...........................................................................................40
   6.13   Remedies...............................................................................................40
   6.14   Independent Nature of Purchasers' Obligations and Rights...............................................40
   6.15   Payment Set Aside......................................................................................41
   6.16   Further Assurances.....................................................................................41
   6.17   Fees and Expenses......................................................................................41

                         SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of June 10, 1999 among eSOFT, Inc., a Delaware corporation (the "Company"), and the various purchasers identified and listed on Schedule I hereto (each referred to herein as a "Purchaser", and collectively as the "Purchasers.").

         WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, an aggregate of up to $8,000,000 principal amount of the Company's 5% convertible debentures (the "Debentures", each of which is a "Debenture"), substantially in the form of Exhibit A annexed hereto, and a stock purchase warrant or warrants (each, a "Warrant"), substantially in the form of Exhibit B annexed hereto, to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit C attached hereto (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

         WHEREAS, at each of the Second Closing and the Third Closing (as defined in Sections 1.2(b) and 1.2(c)), the parties hereto shall execute and deliver a Registration Rights Agreement substantially in the form of Exhibit C attached hereto pursuant to which the Company shall agree to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:

                                  ARTICLE I.

                               PURCHASE AND SALE

     1.1 Purchase and Sale.

         a. Purchase and Sale on First Closing Date. On the First Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser and each Purchaser, severally and not jointly, shall purchase from the

Company (i) the principal amount of Debentures as set forth on Schedule I and
(ii) a Warrant or Warrants exercisable for the amount of Common Stock as set forth on Schedule I for such Purchaser. The aggregate principal amount of Debentures purchased by the Purchasers shall be $3,000,000 and the aggregate number of shares of Common Stock for which the Warrant or Warrants will be exercisable shall be 766,773 shares of Common Stock.

         b. Purchase and Sale on Second Closing Date. On the Second Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers (i) an additional $2,000,000 principal amount of the Debentures and (ii) an additional Warrant exercisable for an aggregate amount of 511,182 shares of Common Stock.

         c. Purchase and Sale on Third Closing Date. On the Third Closing Date (as defined below), subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchasers (i) an additional $3,000,000 principal amount of Debentures and (ii) an additional Warrant for shares of Common Stock.

     1.2 Closings.

         a. The First Closing. The closing of the purchase and sale of the initial $3,000,000 aggregate principal amount of Debentures and Warrants for an aggregate of 766,773 shares of Common Stock (the "First Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and/or overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "First Closing Date"). At the First Closing:

            (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on Schedule I in United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

            (ii) The Company shall deliver a Debenture, substantially in the form of Exhibit A hereto, representing the principal amount purchased by each Purchaser as set forth next to such Purchaser's name on Schedule I and with a Conversion Price (as defined therein) equal to $3.9125, registered in the name of such Purchaser;

            (iii) The Company shall deliver a Warrant(s), substantially in the form of Exhibit B hereto and with the Exercise Price (as defined therein) equal to $4.499375, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Schedule I, registered in the name of such Purchaser; and

            (iv) The parties shall execute and deliver each of the documents referred to in Section 4.1.


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

         b. Second Closing. Subject to the terms and conditions set forth in
Section 4.2 and elsewhere in this Agreement, the closing and sale of an additional $2,000,000 aggregate principal amount of Debentures and Warrants for an aggregate of 511,182 shares of Common Stock (the "Second Closing") shall take place on a date mutually acceptable to the parties in the same manner as the First Closing but in no event later than ten (10) business days after the release of the Company's earnings for the fiscal quarter ended September 30, 1999 (the "Second Closing Date"); provided, that in no case shall the Second Closing take place unless and until the conditions listed in Section 4.2 have been satisfied or waived by the appropriate party; provided, further, that if a Change of Control shall have occurred, the Company shall not be obligated to sell more than $1,000,000 aggregate principal amount of Debentures and Warrants at the Second Closing. At the Second Closing:

            (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on a schedule similar to Schedule I (the "Second Closing Schedule"), to be delivered to the Company by the Purchasers two (2) days before the Second Closing Date, in United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

            (ii) The Company shall deliver a Debenture, substantially in the form of Exhibit A hereto, except that Section 4.2(b) thereof shall be omitted, with a Conversion Price (as defined therein) equal to $3.9125, representing the principal amount purchased by each Purchaser as set forth next to such Purchaser's name on the Second Closing Schedule, registered in the name of such Purchaser;

            (iii) The Company shall deliver a Warrant(s), substantially in the form of Exhibit B hereto and with the Exercise Price (as defined therein) equal to $4.499375, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Second Closing Schedule, registered in the name of such Purchaser; and

            (iv) The parties shall execute and deliver each of the documents referred to in Section 4.2.

         c. Third Closing. Subject to the terms and conditions set forth in
Section 4.3 and elsewhere in this Agreement, the Purchasers shall have the right (the "Purchasers' Call Option") at any time within a two (2) year period commencing on the First Closing Date to deliver a written notice to the Company (a "Purchasers' Call Option Notice") requiring the Company to issue and sell on the same terms and conditions as at the First Closing, except that the Conversion Price shall be equal to the lesser of (x) $5.50 per share of Common Stock and (y) the five (5) day average closing bid price of the Common Stock (as reported by Bloomberg Information Services, Inc., or any successor reporting service) for the five (5) Trading Days (as defined below) immediately preceding the Second Closing Date, but in any event no lower than the Conversion Price at the First Closing, (1) an additional principal amount of Debentures of up to $3,000,000 and (2) an additional Warrant with an Exercise Price equal to 115% of the Conversion Price at the Third Closing. The closing of the purchase and sale of the additional Debentures and Warrant(s) (the "Third Closing") under the Purchasers' Call Option Notice shall


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

take place in the same manner as the First Closing, within five (5) business days of the date after delivery of the Purchasers' Call Option Notice (the "Third Closing Date"); provided, that in no case shall the Third Closing take place unless and until the conditions listed in Section 4.3 have been satisfied or waived by the appropriate party, and provided, further that, if the Company has filed a registration statement under the Securities Act relating to an Underwritten Offering (as defined in the Registration Rights Agreement) and if the Company, after consultation with the managing underwriter(s) or underwriter(s), should reasonably determine that the Third Closing would materially adversely affect the offering contemplated in such registration statement, then the Third Closing shall be delayed until sixty (60) days after the closing of such offering or until after the cancellation of such offering. If a Change of Control shall have occurred prior to the Second Closing, then the Company shall not be obligated to sell more than one-half ($1,500,000 aggregate principal amount of Debentures) of the amount of Debentures and Warrants described above; provided, that if the Change of Control occurs after the Second Closing, the Company shall be required to sell the full amount ($3,000,000 aggregate principal amount of Debentures) of Debentures and Warrants described above. At the Third Closing:

            (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on a schedule similar to Schedule I (the "Third Closing Schedule"), to be attached to the Purchasers' Call Option Notice, in United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

            (ii) The Company shall deliver a Debenture, substantially in the form of Exhibit A hereto, except that Section 4.2(b) thereof shall be omitted, with a Conversion Price equal to the lesser of (A) $5.50 per share of Common Stock and (B) the five (5) day average closing bid price of the Common Stock (as reported by Bloomberg Information Services, Inc., or any successor reporting service) for the five (5) Trading Days immediately preceding the Second Closing Date (provided, that in no event shall such Conversion Price be lower than the Conversion Price at the First Closing), representing the principal amount purchased by each Purchaser as set forth next to such Purchaser's name on the Third Closing Schedule, registered in the name of such Purchaser;

            (iii) The Company shall deliver a Warrant(s), substantially in the form of Exhibit B hereto and with an Exercise Price equal to 115% of the Conversion Price at the Third Closing, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Third Closing Schedule, registered in the name of such Purchaser; and

            (iv) The parties shall execute and deliver each of the documents referred to in Section 4.3.

         d. Purchasers' Damages. In addition to any other rights available to the Purchasers, if the Company fails to deliver to each Purchaser the Debentures and the Warrants required to be delivered at the Second Closing or the Third Closing, the Company shall pay each Purchaser, upon any Purchaser's demand, an amount calculated according to the formula below


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as liquidated damages by cash or wire transfer in immediately available funds to the account of such Purchaser, or as otherwise directed by such Purchaser:

[(MP-CP) x CSD] + [(MP-EP) x CSW]

where MP is the Per Share Market Price (as defined in the Registration Rights Agreement) on the applicable Closing Date;

where CSD is the number shares of Common Stock into which the Debentures that should have been delivered at the applicable Closing could have been converted;

where CSW is the number of shares of Common Stock for which the Warrants that should have been delivered at the applicable Closing could have been exercised;

where CP is the Conversion Price (as defined in the Debentures) of the Debentures; and

where EP is the Exercise Price (as defined in the Warrants) of the Warrants.

In the event of any payment of liquidated damages pursuant to this Section 1.2(d), CP of the Debentures and EP of the Warrants to be issued at the related Closing shall be increased to MP.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. Except as set forth or disclosed in (i) the Company's annual report on Form 10-KSB for the year ended December 31, 1998, (ii) the Company's annual report on Form 10-KSB/A for the year ended December 31, 1998, (iii) the Company's quarterly report on Form 10-QSB for the three month period ended March 31, 1999, (iii) the Company's registration statement on Form S-4 (file no. 333-74675), as amended (collectively, the "SEC Documents") or (iv) a Schedule of Exceptions delivered by the Company to the Purchasers, the Company hereby represents and warrants to each of the Purchasers as follows:

            a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries (collectively, the "Subsidiaries"). Each of the Subsidiaries (which for purposes of this Agreement means any Person (as defined below) in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a


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foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not
(i) adversely affect the legality, validity or enforceability of this Agreement or any of the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (ii) have or result in a material adverse effect on the business, results of operations, assets, prospects, or financial condition of the Company and its Subsidiaries, taken as a whole or (iii) impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), being a "Material Adverse Effect"). The Company has furnished to each of the Purchasers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and true, complete and accurate copies of all documents evidencing all classes of securities convertible into or exchangeable or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

            b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Debentures, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith. The Company has full corporate power and authority to issue, sell and deliver the Debentures, the Debenture Shares, the Warrants and the Warrant Shares pursuant to this Agreement and the Transaction Documents. This Agreement and each of the Transaction Documents have been duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by applicable law or public policy relating thereto.

            c. Capitalization. As of the date hereof, the authorized capital stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by the Company, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character


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whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Common Stock as contemplated by this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) except as specifically disclosed in the SEC Documents (as defined in Section 2.1(k)), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. As used herein, "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            d. Authorization and Validity; Issuance of Shares. The shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively, the "Underlying Shares") are and will at all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock issued upon conversion of the Debentures (the "Debenture Shares") and exercise of the Warrants (the "Warrant Shares") will be validly issued, fully paid and nonassessable, free and clear of all liens, claims, encumbrances and Company rights of first refusal, other than liens, claims and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar rights. When issued by the Company in accordance with the terms of this Agreement, the Debentures and the Warrants will be validly issued, fully paid and nonassessable.

            e. No Conflicts. The execution, delivery and performance of this Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of its Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or


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

constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) to the best of the Company's knowledge, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed), applicable to the Company or any of its Subsidiaries, or by which any material property or asset of the Company or any of its Subsidiaries is bound or affected.

            f. Consents and Approvals. Except as specifically set forth on
Schedule 2.1(f), neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to the Nasdaq SmallCap Market ("Nasdaq") for the listing or quoting of the Underlying Shares on Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed or quoted), (iii) the filing of a Form D with the Commission and (iv) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(f), the "Required Approvals").

            g. Litigation; Proceedings. Except as specifically set forth on
Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened in writing against or affecting the Company or any of its Subsidiaries or any of their respective assets or properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) materially adversely affects or challenges the legality, validity or enforceability of this Agreement or any of the Transaction Documents, (ii) could reasonably be expected to have a Material Adverse Effect or (iii) if adversely decided, could reasonably be expected to have a Material Adverse Effect on the issuance or conversion of the Debentures or the Debenture Shares, or the issuance or exercise of the Warrants or the Warrant Shares, or the consummation of the transactions contemplated by this Agreement and the Transaction Documents.

            h. No Default or Violation. Neither the Company nor any of its Subsidiaries is (i) in default under or in material violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound and which is required to be included as an exhibit to any SEC Document or will be required to be included as an exhibit to the Company's next filing under either the Securities Act or the Exchange Act, (ii) to the Company's knowledge, in violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it, (iii) to the Company's knowledge, in violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject, (iv) in default under or in violation of its certificate of incorporation, bylaws or other organizational documents or (v) in default under or in violation of any of the listing or quotation requirements of Nasdaq as in effect on the date hereof and the Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future, which violations or defaults would materially and adversely affect the business, results of operations, assets, prospects, or financial condition of the Company and its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or would not reasonably result in a Material Adverse Effect.

            i. Disclosure; Absence of Certain Changes. None of this Agreement, the Schedules to this Agreement, the Transaction Documents, the SEC Documents or any other written or formally presented information, report, financial statement, exhibit, schedule or document furnished by or on behalf of the Company in connection with the negotiation of the transactions contemplated hereby contained, contains, or will contain at the time it was or is so furnished any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not materially misleading. Except as disclosed on Schedule 2.1(i) or in the SEC Documents filed on EDGAR at least five (5) business days prior to the date hereof, since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations or, insofar as can reasonably be foreseen, prospects of the Company or the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge that their respective creditors intend to initiate involuntary bankruptcy proceedings. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition or, insofar as can reasonably be foreseen, prospects, that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the Commission, on the date this representation is made or deemed to be made, relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

            j. Private Offering. The Company and all Persons acting on its behalf have not made, directly or indirectly, and will not make, offers or sales of any securities, or solicited any offers to buy any securities under circumstances that would require registration of the Debentures, the Warrants, the Debenture Shares, the Warrant Shares or the Underlying Shares or the issuance of such securities under the Securities Act. The offer, issuance and sale of the

Debentures, the Warrants, the Debenture Shares and the Warrant Shares to the Purchasers will not be integrated with any other offer, sale and issuance of the Company's securities (past or current) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the respective Purchasers contained in Section 2.2, the offer, issuance and sale by the Company to the Purchasers of the Debentures, the Warrants and the Underlying Shares is exempt from the registration requirements of the Securities Act.

            k. SEC Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. Since December 31, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Filings"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Filings prior to the expiration of any such extension. The Company has delivered to each of the Purchasers or its representatives true, complete and accurate copies of the SEC Documents. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements to which the Company or any of its Subsidiaries is a party or to which the property or assets of the Company or any of its Subsidiaries are subject and which are required to be filed as exhibits to the SEC Filings have been filed as exhibits to the SEC Filings. As of their respective dates, the financial statements of the Company included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments. No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Filings, including, without limitation, information referred to in Section 2.1(i) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. The Company shall publicly disclose within one hundred twenty (120) days of the First Closing Date any material nonpublic information that has been disclosed to the Purchasers. The Company acknowledges that the Purchasers will be trading in the securities of the Company in reliance on the foregoing representation and warranty. The Company shall include in the S-3 registration statement or otherwise publicly disclose any information disclosed to the Purchasers on or prior to the First Closing Date to the extent (and only to the extent) that such information continues to constitute material, nonpublic information as of the 120th day following the First Closing Date.

            l. Investment Company. The Company is not, and is not controlled by or under common control with an Affiliate (as defined below) of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            m. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement and the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, other than as set forth in Schedule 2.1(m). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

            n. Form S-3 Eligibility. The Company is, and at each Closing Date hereunder will be, eligible to register securities (including the Underlying Shares) for resale with the Commission on Form S-3 (or any successor form) as currently promulgated under the Securities Act.

            o. Listing and Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 2.1(o), the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market, exchange or trading facility. Except for the transactions contemplated by the Transaction Documents, the Company is not aware of any facts that would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. Immediately after the First Closing, the Company is and will be in compliance with all such maintenance requirements.

            p. Intellectual Property Rights. The Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are necessary for use in connection with their respective businesses as now conducted and as described in the SEC Filings. Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated, or by conducting their respective businesses as now conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other Person. Except as set forth on Schedule 2.1(p), there is no claim, action or proceeding which has been made or brought against, or to the Company's knowledge, is currently threatened in writing against the Company or any of its Subsidiaries regarding the infringement of any of the Intellectual Property Rights, and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing would not have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

            q. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union or labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute currently threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. Except as set forth on Schedule 2.1(q), since December 31, 1998, no executive officer (as defined in Rule 501(f) under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

            r. Registration Rights; Rights of Participation. Except as described on Schedule 2.1(r), (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

            s. Title. Except as disclosed on Schedule 2.1(s), the Company and each of its Subsidiaries have good and marketable title to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and, to the Company's best knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

            t. Permits. The Company and each of its Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such permits would not have a Material Adverse Effect ("Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company, currently threatened in writing relating to the revocation, modification, suspension or cancellation of any Material Permit. Neither the

Company nor any of its Subsidiaries is in conflict with, in default under or in material violation of any Material Permit.

            u. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

            v. Internal Accounting Controls. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorizations and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            w. Tax Status; Firpta. Except as set forth on Schedule 2.1(w), the Company and each of its Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on Schedule 2.1(w)), and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Company or any of its Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

            x. Transactions With Affiliates. Except as set forth on Schedule 2.1(c) or Schedule 2.1(x), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real property or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any Person in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

            y. Application of Takeover Protection. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation of the Company which is or could become applicable to the Purchasers or the Transaction Documents as a result of the transactions contemplated by this Agreement and the Transaction Documents. None of the transactions contemplated by this Agreement and the Transaction Documents, including the conversion of the Debentures and the exercise of the Warrants, will trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

            z. Environmental Laws. Except as set forth on Schedule 2.1(z), to the best of the Company's knowledge, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment and hazardous and toxic substances and wastes, and pollutants and contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, licenses or other approvals except where the failure to comply with any of the foregoing would not result in a Material Adverse Effect.

            aa. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            bb. Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Debentures or the Warrants, other than the SEC Documents, the Schedules to this Agreement, any amendments and supplements thereto and the materials listed on Schedule 2.1(bb) or (ii) solicited any offer to buy or sell the Debentures or the Warrants by means of any form of general solicitation or advertising. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Debentures or the Warrants.

            cc. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the

Debenture Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants. The Company further acknowledges that its obligation to issue Debenture Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            dd. Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

            ee. Solvency. The Company (both before and immediately after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured).

            ff. Seniority; Exclusivity. No class of equity securities of the Company will be senior to the Debentures in right of payment, whether upon liquidation, dissolution or otherwise. So long as any Debentures issued hereunder remain outstanding, the Company shall not exchange, redeem or convert any of the Company's capital stock for or into indebtedness, including convertible debt, of the Company. The Company shall not issue and sell any Debentures, other than to the Purchasers pursuant to this Agreement, without the prior written consent of each of the Purchasers.

            gg. Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms and conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

        2.2 Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company (as to itself) as follows:

            a. Organization; Authority. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Debentures and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

            b. Investment Intent. Such Purchaser is acquiring the Debentures and the Warrants for its own account and not with a present view to or for distributing or reselling the Debentures, the Warrants, the Debenture Shares or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Debentures at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

            c. Purchaser Status. At the time such Purchaser was offered the Debentures and the Warrants, and at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures and the Warrants.

            d. Reliance. Such Purchaser understands and acknowledges that (i) the Debentures and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this
Section 2.2 and such Purchaser hereby consents to such reliance.

            e. Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the Warrants which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other Transaction Document. Such Purchaser understands that its investment in the Debentures and the Warrants involves a significant degree of risk.

            f. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Debentures or the Warrants.

            g. Residency. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule II hereto.

         The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                 ARTICLE III.

                                OTHER AGREEMENTS

        3.1 Transfer Restrictions; Legend.

            a. Transfer Restrictions. If any Purchaser should decide to transfer or dispose of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act ("Rule 144") or to the Company. Except pursuant to the Company's rights under Section 3(k) of the Registration Rights Agreement, the Company shall announce any material non-public information that it legally is required to announce on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement) of the registration statement filed pursuant to the Registration Rights Agreement and shall not enter into any subsequent non-disclosure agreements that would prevent it from announcing any such information that otherwise legally could have been announced on or prior to the Effectiveness Date, unless confidential treatment for such information is granted by the Commission. In connection with any transfer or disposition of any Debentures, Warrants, Debenture Shares or Warrant Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer or disposition does not require registration of such transferred securities under the Securities Act; provided, however, that if the Debentures, Warrants, Debenture Shares or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if such Purchaser provides reasonable assurances (in the Company's reasonable belief) that such security can be sold pursuant to Rule 144(k). If a Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and/or the Warrant Shares may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the Debentures, the Warrants, the Debenture Shares and the Warrant Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

            b. Legend. Each Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Debentures, the Warrants, the Debenture Shares and the Warrant Shares:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
            WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

            Neither the Debentures, the Warrants, the Debenture Shares, nor the Warrant Shares shall contain the legend set forth above (or any other legend) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing the Debentures, the Warrants, the Debenture Shares or the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request, receive such certificate or certificates free of any legend.

        3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

        3.3 Furnishing of Information. As long as any Purchaser owns any Debentures, Warrants, Debenture Shares or Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under Section 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations, and will make and keep public information available, as those terms are defined in Rule 144. The Company further covenants that it will take such further action as any holder of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Debentures, the Warrants, the Debenture Shares or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including delivering the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall (a) qualify the Debenture Shares and the Warrant Shares under the state securities or "blue sky" laws of such jurisdictions as the Purchasers may request (or to obtain an exemption from such qualification),
(b) provide evidence of any such action so taken to each Purchaser on or before the Effectiveness Date and (c) continue such qualification at all times through the resale of all Debenture Shares or Warrant Shares, but in any event not past the fourth (4th) anniversary of the last Closing Date.

         3.5 Integration. Except for (a) the sale of 156,250 shares of Common Stock to Marion Jack Rickard and (b) an offer and sale of shares of Common Stock to certain foreign investors in an aggregate amount of up to $3,000,000, with no more than a twenty percent (20%) discount to the market price and which may include warrant coverage at no more than twenty-five percent (25%) of the shares of Common Stock sold (which offer and sale shall be made in accordance with Regulation S under the Securities Act (the "Reg S Financing")), the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities
Act) that would be integrated with the offer or sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares to any Purchaser or cause the offering of such securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

         3.6 Listing and Reservation of Debenture Shares and Warrant Shares.

             a. Listing of Shares. The Company shall (i) not later than fifteen
(15) business days after the applicable Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed or quoted) additional shares listing applications or letters acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to 110% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock,
(ii) take all steps necessary to cause the Underlying Shares to be approved for listing or quotation on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed or quoted) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares and (iv) provide to the Purchasers evidence of such listing. Neither the Company nor any of its Subsidiaries shall take any action that may result in the delisting or suspension of the Common Stock on Nasdaq. The Company shall promptly provide to each Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system, so long as such notice does not include material, non-public information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.6(a).

            b. Reservation of Shares. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for 1.1 times the full conversion of the outstanding Debentures (including the payment of all interest thereon) and exercise of the outstanding Warrants. The shares of Common Stock reserved for issuance upon conversion of the Debentures and the exercise of the Warrants shall be allocated pro rata to each of the Purchasers in accordance with the number of Debentures and Warrants issued and delivered to such Purchaser at the applicable Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 100% of the number of Debenture Shares and Warrant Shares issued and issuable upon conversion of the Debentures and exercise of the Warrants (based on the Conversion Price (as defined in the Debenture) of the Debentures in effect from time to time and the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve 110% of such shares pursuant to Section 3(b) of the Registration Rights Agreement, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(b), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. In addition, if, at any time within the 45-day period preceding a reset or adjustment (a "reset") of the Conversion Price pursuant to the terms of the Debentures, the closing bid price per share of the Common Stock on Nasdaq (or any Subsequent Market (as defined in the Debentures) on which the Common Stock is then listed or quoted, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date) is less than $3.00 for any consecutive five
(5) Trading Day period, the Company shall be required to file within ten (10) business days after such fifth (5th) Trading Day a registration statement covering the greater of (i) the product of (A) 1.2 and (B) the aggregate number of Underlying Shares that would be issuable based on a Conversion Price equal to the average closing bid price during such five (5) Trading Day period, less the number of Underlying Shares for which a registration statement is then effective and (ii) the aggregate number of Underlying Shares, calculated as if the Conversion Price was reset on such fifth (5th) day pursuant to the terms of the Debenture, less the number of Underlying Shares for which a registration statement is then effective; provided, however, that if on the actual reset date (pursuant to the Debentures) the registration statements are insufficient to register all Underlying Shares (after giving effect to such reset), the Company shall immediately, but in no more than ten (10) business days thereafter, file a registration statement sufficient to register such additional shares of Common Stock. All calculations of the above amount shall be made without regard to any limitation on conversions of Debentures or exercises of Warrants.

        3.7 Notice of Breaches and Violations; Purchaser Default.

            a. Notice of Breach. The Company and each Purchaser shall give prompt written notice to each other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the applicable Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the applicable Closing Date, provided such notice will not constitute material non-public information. However, no disclosure by any party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

            b. Notice of Violation. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify (provided, such notification will not constitute material non-public information) each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any of its Subsidiaries to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any of its Subsidiaries, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

            c. Purchaser Default. The default by any Purchaser of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Purchaser.

        3.8 Form D. The Company agrees to file a Form D with respect to the Debentures and the Warrants as required by Rule 506 under Regulation D under the Securities Act and to provide a copy thereof to each Purchaser promptly after such filing.

        3.9 Future Financings. Except for (i) the Reg S Financing, (ii) the issuance of the Underlying Shares and any shares issued in lieu of cash interest payments on the Debentures, (iii) shares of Common Stock reserved for issuance by the Company in connection with any plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant of the Company, (iv) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c), (v) the securities to be issued in the transactions set forth on such
Schedule 2.1(c), (vi) shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another Person, if the Company agrees to issue shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock, (vii) shares of Common Stock issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution or (viii) shares of Common Stock issued pursuant to a strategic alliance, provided such issuances are for other than primarily equity financing purposes (the "New Security") while any Debentures are outstanding at (A) an effective price per share which is less or may be less (including, without limitation, any security which is convertible into or exchangeable or exercisable for Common Stock at a price which may change with the market price of the Common Stock) than the Conversion Price (as defined in the Debenture) of the Debentures as of the date thereof or (B) an effective price per share greater than the Conversion Price but less than the Average Price (as defined in the Debenture) on the date of such issuance or sale (either of (A) or (B), a "Future Financing"), the Company shall provide to the Purchasers by 5:00 p.m. (New York time) on or before the third (3rd) Trading Day after the decision to issue the New Security has been made, written notice of the Future Financing containing in reasonable detail (x) the proposed terms of the Future Financing, (y) the amount of the proceeds that will be raised and (z) the Person with whom such Future Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto (the "Future Financing Notice"). Upon receiving the Future Financing Notice, each Purchaser shall have the pro rata right (based on the principal amount of the Debentures held by such Purchaser relative to the aggregate principal amount of Debentures outstanding) to purchase, on the same terms as the Future Financing, an amount of New Securities having a purchase price which shall not exceed the sum of (1) the outstanding principal amount of and any interest owing on such Purchaser's Debenture and (2) the aggregate purchase price for the Warrants purchased by such Purchaser. In the event a Purchaser desires to exercise the right granted under this Section 3.9, such Purchaser must notify the Company on or prior to the fifth (5th) Trading Day after such Purchaser has received the Future Financing Notice. In the event the terms and conditions of a proposed Future Financing are amended in any respect after delivery of the Future Financing Notice but prior to the closing of the proposed Future Financing to which such Future Financing Notice relates, the Company shall deliver a new notice to each Purchaser describing the amended terms and conditions of the proposed Future Financing and each Purchaser thereafter shall have an option during the five (5) Trading Days following delivery of such new notice to purchase its pro rata share (based on the Purchaser's percentage ownership of the principal amount of the then outstanding Debentures such Purchaser owns) of the New Securities being offered on the same terms as contemplated by such proposed Future Financing, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Financing. In the event one or more Purchasers elect not to exercise their rights granted hereby, the Company shall permit those Purchasers electing to exercise the right granted under this
Section 3.9 to purchase, on a pro rata basis equal to its percentage ownership of the principal amount of the then outstanding Debentures, the sum of the number of New Securities that the other Purchaser(s) were eligible to purchase, if they had exercised their right hereunder. Those Purchasers desiring to purchase additional New Securities must notify the Company of their intention to do so within five (5) Trading Days after the Company has informed the Purchasers of their right to purchase additional New Securities. Within five
(5) Trading Days of the termination of the final notice period, the transactions contemplated by this Section 3.9 shall close, subject to the completion of mutually satisfactory documentation, and the Company shall tender to each Purchaser certificates representing the New Securities that it agreed to purchase and the Purchasers shall make payment for the entire purchase price in immediately available funds at the closing of such sale; provided, however, that each Purchaser, in lieu of providing cash as consideration for the purchase price, may retire all or a portion of the outstanding principal amount of and any interest owing on the Debentures as payment of the purchase price for the New Securities that it desires to purchase pursuant to this Section 3.9. As used herein, "Trading Day" shall mean a day on which Nasdaq (or in the event the Common Stock is not traded on Nasdaq, such other securities market on which the Common Stock is listed or quoted) is open for trading.

         3.10 Use of Proceeds. The Company shall use the proceeds from the sale of the Debentures and the Warrants and the exercise of the Warrants to acquire assets, reduce debt and for working capital.

         3.11 Transactions with Affiliates. So long as any Debentures or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any of its Subsidiaries to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors or persons who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates or any individual related by blood, marriage or adoption to any such individual or with any Person in which any such Person owns a 5% or more beneficial interest (each, a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arm's length basis on terms no less favorable than terms which would have been obtainable from a Person other than such Related Party or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any of its Subsidiaries shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes of this Agreement means, with respect to any Person, another Person that, directly or indirectly, (i) has a 5% or more equity interest in that Person, (ii) has 5% or more common ownership with that Person, (iii) controls that Person or (iv) shares common control with that Person. "Control" for purposes of this Agreement, when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

         3.12 Transfer Agent Instructions. At each Closing the Company shall issue irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each such Purchaser or its respective nominee(s), for the Debenture Shares and/or the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to such Purchasers (the "Irrevocable Transfer Agent Instructions"). So long as required pursuant to
Section 3.1(b), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than (i) instructions for blackout periods described in
Section 3(k) of the Registration Rights Agreement, (ii) the Irrevocable Transfer Agent Instructions referred to in this Section 3.12 and (iii) stop transfer instructions to give effect to Section 3.1 (in the case of the Debenture Shares and the Warrant Shares, prior to registration of the Debenture Shares and the Warrant Shares under the Securities Act) will be given by the

Company to its transfer agent and that the Debentures, the Warrants, the Debenture Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Transaction Documents. If a Purchaser provides the Company with an opinion of counsel experienced in the area of United States securities laws, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and/or the Warrant Shares may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         3.13 Press Release; Filing of Form 8-K. Subject to the provisions of
Section 6.11, prior to the opening of Nasdaq on June 11, 1999, the Company shall file a press release in form and substance acceptable to the Purchasers. On or before the fifth (5th) business day following the Closing Date, the Company shall file a Form 8-K with the Commission describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

         3.14 Information. The Company agrees to send to each Purchaser prior to and during the Effectiveness Period copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

         3.15 Ordinary Course Brokerage and Trading. Subject to compliance with all applicable securities laws and Nasdaq regulations, no Purchaser shall be prohibited from engaging in its ordinary course brokerage and trading activities in respect of the Common Stock.

         3.16 Best Efforts. Each of the parties hereto shall use its commercially reasonable best efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

         3.17 Corporate Existence. Until such time as all of the Purchasers provide the Company with written notice that they do not beneficially own any Debentures or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor Person in such transaction

(i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii)(A) is a publicly traded corporation whose common stock is listed for trading or quoted on Nasdaq, the New York Stock Exchange or the American Stock Exchange or (B) pays all cash in such transaction such that the Purchasers and all other stockholders of the Company are fully cashed out of their holdings of securities of the Company.

         3.18 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of the Debentures or Underlying Shares otherwise required under this Agreement or the Transaction Documents would be prohibited by the relevant provisions of the Delaware General Corporation Law, such redemption shall be effected as soon as it is permitted under such law.

         3.19 Trading Restrictions. Prior to the Company's announcement of its 1999 third quarter earnings (but in any event, no later than November 15, 1999), the Purchasers agree that they shall not sell the Common Stock at or below the Conversion Price of the Debentures.

                                  ARTICLE IV.

                                   CONDITIONS

         4.1 First Closing.

             a. Conditions Precedent to the Obligation of the Company to Sell the Debentures and Warrants at the First Closing. The obligation of the Company to sell the Debentures and Warrants at the First Closing is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the First Closing Date, of each of the following conditions:

                (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the First Closing Date;

                (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or before the First Closing Date; and

                (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents.

            b. Conditions Precedent to the Obligation of the Purchasers to Purchase the Debentures and Warrants at the First Closing. The obligation of each Purchaser to acquire and pay for the Debentures and Warrants at the First Closing is subject to the satisfaction or waiver

(with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the First Closing Date, of each of the following conditions:

               (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the Registration Rights Agreement shall be true and correct in all respects as of the date when made and as of the First Closing Date;

               (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or before the First Closing Date;

               (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

               (iv) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission, on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

               (v) Listing of Common Stock. The Common Stock shall have been at all times since the date of this Agreement and on the First Closing Date listed for trading or quoted on Nasdaq;

               (vi) Required Approvals. All Required Approvals, other than those relating solely to Closing Dates other than the First Closing Date, shall have been obtained and copies thereof delivered to the Purchasers other than those relating solely to Closing Dates other than the First Closing Date;

               (vii) Shares of Common Stock. The Company shall have duly reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon the exercise of the Warrants or the conversion of the Debentures acquired by the Purchaser on the First Closing Date;

               (viii) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, whichever is more recent, last filed prior to the date of this Agreement, no event which has had a Material Adverse Effect shall have occurred which is not disclosed on any Schedule hereto (for purposes hereof, changes in the market price of the Common Stock may be considered in determining whether there has occurred an event which has had a Material Adverse Effect);

               (ix) Litigation. No action, proceeding or litigation shall have been instituted or threatened in writing against the Company which could reasonably be expected to have a Material Adverse Effect;

               (x) Change of Control. No Change of Control shall have occurred between the date hereof and the First Closing Date. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless following such transaction, the holders of the Company's securities continue to hold at least a majority of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (i), (ii), (iii) or (iv); and

               (xi) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchasers, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Purchaser.

            c. Documents and Certificates. At the First Closing, the Company shall have delivered to the Purchasers, the following in form and substance reasonably satisfactory to the Purchasers:

               (i) Opinion. An opinion of the Company's legal counsel, substantially in the form attached hereto as Exhibit D dated as of the First Closing Date;

               (ii) Debenture. A Debentures(s), substantially in the form of Exhibit A hereto, representing the principal amount of Debentures purchased by each Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser, with a Conversion Price equal to $3.9125;

               (iii) Warrant. A Warrant(s), substantially in the form of Exhibit B hereto, with the Exercise Price equal to $4.499375, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Schedule I, registered in the name of such Purchaser;

               (iv) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement, substantially in the form of Exhibit C here to;

               (v) Officer's Certificate. An Officer's Certificate dated the First Closing Date and signed by an executive officer of the Company to the effect that the conditions specified in Section 4.1(b)(i) and 4.1(b)(ii) have been satisfied as of the First Closing Date;

               (vi) Secretary's Certificate. A Secretary's Certificate dated the First Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the First Closing Date, (B) that attached thereto is a true and complete copy of the Bylaws of the Company, as in effect on the First Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked;

               (vii) Certificates of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten (10) days of the First Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware and the State of Idaho, respectively, within ten (10) days of the First Closing Date;

               (viii) Transfer Agent Letter. The Company shall have delivered to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the First Closing Date; and

               (ix) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by this Agreement and the Transaction Documents as the Purchasers or their counsel may reasonably request.

        4.2 Second Closing.

            a. Conditions Precedent to the Obligation of the Company to Sell the Debentures and Warrants at the Second Closing. The obligation of the Company to sell the Debentures and Warrants at the Second Closing is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Second Closing Date, of each of the following conditions:

               (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Second Closing Date;

               (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or before the Second Closing Date; and

               (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents.

            b. Conditions Precedent to the Obligation of the Purchasers to Purchase the Debentures and Warrants at the Second Closing. The obligation of each Purchaser to acquire and pay for the Debentures and Warrants at the Second Closing is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Second Closing Date, of each of the following conditions:

               (i) First Closing. The First Closing shall have occurred;

               (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties made as of a specific date);

               (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or before the Second Closing Date;

               (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

               (v) Registration Statements for Underlying Shares of Debentures and Warrants issued at First Closing. The registration statement with respect to the Underlying Shares of the Warrants and the Debentures sold at the First Closing shall have been declared effective under the Securities Act by the Commission; and on the Second Closing Date such registration statement shall be effective, not subject to any stop order and shall not be subject to any suspension pursuant to Sections 3(k) and/or 3(p) of the Registration Rights Agreement, and shall have been effective and shall not have been subject to any stop order for the thirty (30) business days prior to the Second Closing Date and no stop order shall be pending or threatened as at the Second Closing Date;

               (vi) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, whichever is more recent, last filed prior to the date of this Agreement, no event which has had a Material Adverse Effect shall have occurred which is not disclosed on any Schedule hereto or otherwise in writing to each of the Purchasers;

               (vii) Litigation. No action, proceeding or litigation shall have been instituted or threatened in writing against the Company which could reasonably be expected to have a Material Adverse Effect;

               (viii) Management. There shall have been no substantial changes in the position or responsibilities of the Chief Executive Officer or the Chief Financial Officer of the Company;

               (ix) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

               (x) Listing of Common Stock. The Common Stock shall have been at all times since the date of this Agreement and on the Second Closing Date listed for trading or quoted on Nasdaq. The Underlying Shares shall on the Second Closing Date be listed for trading or quoted on Nasdaq or other exchange acceptable to the Purchasers;

               (xi) Required Approvals. All Required Approvals shall have been obtained and copies thereof delivered to the Purchasers;

               (xii) Shares of Common Stock. The Company shall have duly reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon exercise of the Warrants purchased on the First Closing Date and on the Second Closing Date or the conversion of the Debentures purchased on the First Closing Date and on the Second Closing Date;

               (xiii) Performance of Conversion/Exercise Obligations. The Company shall have delivered Underlying Shares upon any demand for conversion of any of the Debenture(s) or exercise of the Warrant(s) and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of this Agreement and the Transaction Documents;

               (xiv) Change of Control. No Change of Control in the Company shall have occurred;

               (xv) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchasers, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Purchaser; and

               (xvi) Revenue. The Company's revenue from its Internet Access Products Unit reported in the third quarter of its 1999 fiscal year equals or exceeds One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

            c. Documents and Certificates. At the Second Closing, the Company shall have delivered to the Purchasers, the following in form and substance reasonably satisfactory to the Purchasers:

               (i) Opinion. An opinion of the Company's legal counsel, substantially in the form attached hereto as Exhibit D dated as of the Second Closing Date;

               (ii) Debenture. A Debenture(s), substantially in the form of Exhibit A hereto, representing the principal amount of Debentures purchased by each Purchaser as set forth next to such Purchaser's name on the Second Closing Schedule, registered in the name of such Purchaser, with a Conversion Price equal to $3.9125;

               (iii) Warrant. A Warrant(s), substantially in the form of Exhibit B hereto, with the Exercise Price equal to $4.499375, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Second Closing Schedule, registered in the name of such Purchaser;

               (iv) Registration Rights Agreement. The Company and each of the Purchasers shall have executed and delivered a Registration Rights Agreement, substantially in the form of Exhibit C attached hereto;

               (v) Officer's Certificate. An Officer's Certificate dated the Second Closing Date and signed by an executive officer of the Company to the effect that the conditions specified in Section 4.2(b)(i) and 4.2(b)(ii) have been satisfied as of the Second Closing Date;

               (vi) Secretary's Certificate. A Secretary's Certificate dated the Second Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Second Closing Date, (B) that attached thereto is a true and complete copy of the Bylaws of the Company, as in effect on the Second Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked;

               (vii) Certificates of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten (10) days of the Second Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware and the State of Idaho, respectively, within ten (10) days of the Second Closing Date;

               (viii) Transfer Agent Letter. The Company shall have delivered to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Second Closing Date; and

               (ix) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by this Agreement and the Transaction Documents as the Purchasers or their counsel may reasonably request.

        4.3 Third Closing.

            a. Conditions Precedent to the Obligation of the Company to Sell the Debentures and Warrants at the Third Closing. The obligation of the Company to sell the Debentures and Warrants at the Third Closing is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Third Closing Date, of each of the following conditions:

               (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Third Closing Date;

               (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or before the Third Closing Date; and

               (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents.

            b. Conditions Precedent to the Obligation of the Purchasers to Purchase the Debentures and Warrants at the Third Closing. The obligation of each Purchaser to acquire and pay for the Debentures and Warrants at the Third Closing is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Third Closing Date, of each of the following conditions:

               (i) First Closing and Second Closing. The First Closing and Second Closings shall have occurred;

               (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties made as of a specific date);

               (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or before the Third Closing Date;

               (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

               (v) Registration Statements for Underlying Shares of Debentures and Warrants issued at First Closing and Second Closing. The registration statement with respect to the Underlying Shares of the Warrants and the Debentures sold at the First Closing and the Second Closing shall have been declared effective under the Securities Act by the Commission; and on the Third Closing Date such registration statement shall be effective, not subject to any stop order and shall not be subject to any suspension pursuant to Sections 3(k) and/or 3(p) of the Registration Rights Agreement, and shall have been effective and shall not have been subject to any stop order for the thirty (30) business days prior to the Third Closing Date and no stop order shall be pending or threatened as at the Third Closing Date;

               (vi) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, whichever is more recent, last filed prior to the date of this Agreement, no event which has had a Material Adverse Effect shall have occurred which is not disclosed on any Schedule hereto or otherwise in writing to each of the Purchasers;

               (vii) Litigation. No action, proceeding or litigation shall have been instituted or threatened in writing against the Company which could reasonably be expected to have a Material Adverse Effect;

               (viii) Management. There shall have been no substantial changes in the position or responsibilities of the Chief Executive Officer or the Chief Financial Officer of the Company;

               (ix) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

               (x) Listing of Common Stock. The Common Stock shall have been at all times since the date of this Agreement and on the Third Closing Date listed for trading or quoted on Nasdaq. The Underlying Shares shall on the Third Closing Date be listed for trading on or quoted on Nasdaq or other exchange acceptable to the Purchasers;

               (xi) Required Approvals. All Required Approvals shall have been obtained and copies thereof delivered to the Purchasers;

               (xii) Shares of Common Stock. The Company shall have duly reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon exercise of the Warrants purchased on the First Closing Date, the

Second Closing Date and the Third Closing Date, and the conversion of Debentures purchased on the First Closing Date, the Second Closing Date and the Third Closing Date;

               (xiii) Performance of Conversion/Exercise Obligations. The Company shall have delivered Underlying Shares upon any demand for conversion of any of the Debenture(s) or exercise of the Warrant(s) and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of this Agreement and the Transaction Documents;

               (xiv) Change of Control. No Change of Control in the Company shall have occurred; and

               (xv) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchasers, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Purchaser.

            c. Documents and Certificates. At the Third Closing, the Company shall have delivered to the Purchasers, the following in form and substance reasonably satisfactory to the Purchasers:

               (i) Opinion. An opinion of the Company's legal counsel, substantially in the form attached hereto as Exhibit D dated as of the Third Closing Date;

               (ii) Debenture. A Debenture(s), substantially in the form of Exhibit A hereto, representing the principal amount of Debentures purchased by each Purchaser as set forth next to such Purchaser's name on the Third Closing Schedule, registered in the name of such Purchaser, with a Conversion Price equal to the lesser of (A) $5.50 per share of Common Stock and (B) the five (5) day average closing bid price of the Common Stock (as reported by Bloomberg Information Services, Inc., or any successor reporting service) for the five
(5) Trading Days immediately preceding the Second Closing Date (provided, that in no event shall such Conversion Price be lower than the Conversion Price at the First Closing);

               (iii) Warrant. A Warrant(s), substantially in the form of Exhibit B hereto, with an Exercise Price equal to 115% of the Conversion Price at the Third Closing, representing the Warrant(s) being purchased by each Purchaser as set forth next to such Purchaser's name on the Third Closing Schedule, registered in the name of such Purchaser;

               (iv) Registration Rights Agreement. The Company and each of the Purchasers shall have executed and delivered a Registration Rights Agreement, substantially in the form of Exhibit C attached hereto;

               (v) Officer's Certificate. An Officer's Certificate dated the Third Closing Date and signed by an executive officer of the Company to the effect that the conditions specified in Section 4.3(b)(i) and 4.3(b)(ii) have been satisfied as of the Third Closing Date;

               (vi) Secretary's Certificate. A Secretary's Certificate dated the Third Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Third Closing Date, (B) that attached thereto is a true and complete copy of the Bylaws of the Company, as in effect on the Third Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked;

               (vii) Certificates of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten (10) days of the Third Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware and the State of Idaho, respectively, within ten (10) days of the Third Closing Date;

               (viii) Transfer Agent Letter. The Company shall have delivered to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Third Closing Date; and

               (ix) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by this Agreement and the Transaction Documents as the Purchasers or their counsel may reasonably request.

                                  ARTICLE V.

                                INDEMNIFICATION

         5.1 Indemnification. Except to the extent that matters which could be covered by this Article V are covered by Section 5 of the Registration Rights Agreement, in consideration of the Purchasers' execution and delivery of this Agreement and the Transaction Documents and acquiring the Debentures, the Debenture Shares, the Warrants and the Warrant Shares thereunder and in addition to all of the Company's other obligations under this Agreement and the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser, its past and present Affiliates and their successors and assigns (in accordance with the provisions of Section 6.6), each other holder of the Underlying Shares and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, proceedings, costs (as incurred), penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including interest, penalties and attorneys' fees, expenses and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in any of the Transaction Documents, or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or in any of the Transaction Documents, or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made, other than by the Company, against such Indemnitee and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures or the Warrants or (iii) solely the status of such Purchasers or holder of the Debentures, the Debenture Shares, the Warrants or the Warrant Shares as an investor in the Company. The indemnification obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Purchasers and partners, directors, agents, employees and controlling Persons (if any), as the case may be, of the Purchasers and of any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. To the extent that the foregoing undertakings by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                                  ARTICLE VI.

                                 MISCELLANEOUS

         6.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         6.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received before 7:00 p.m. EST where such notice is received) or the first business day following such delivery (if received on or after 7:00 p.m. EST where such notice is received) or (c) one
(1) business day after deposit with a nationally recognized overnight courier, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

             (i)   If to the Company:

                   eSOFT, Inc.
                   295 Interlocken Blvd., #500

                   Broomfield, Colorado 80021
                   Attention: Mr. Jeffrey F. Finn
                              President and Chief Executive Officer
                   Telephone: (303) 444-1600
                   Facsimile: (303) 444-1640

                   with a copy to:

                   Cooley Godward LLP
                   2595 Canyon Boulevard, Suite 250
                   Boulder, Colorado 80302
                   Attention: James H. Carroll, Esq.
                   Telephone: (303) 546-4024
                   Facsimile: (303) 546-4099

             (ii)  If to the Transfer Agent:

                   The Trust Company of Bank of Montreal
                   129 St. Jacques Street
                   B Level North
                   Montreal, Quebec
                   Canada H2Y1L6
                   Attention: Ms. Susan LaLande
                   Telephone: (514) 877-8198
                   Facsimile: (514) 877-9696

             (iii) If to the Purchasers:

                   Brown Simpson Strategic Growth Fund, Ltd.
                   152 West 57th Street, 40th Floor
                   New York, New York  10029
                   Attention: Paul Gustus
                   Telephone: (212) 247-8200
                   Facsimile: (212) 247-1329

                   and

                   Brown Simpson Strategic Growth Fund, L.P.
                   152 West 57th Street, 40th Floor
                   New York, New York  10029
                   Attention: Paul Gustus
                   Telephone: (212) 247-8200
                   Facsimile: (212) 247-1329
                   with a copy to:

                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                   590 Madison Avenue
                   New York, New York  10022
                   Attention: James E. Kaye, Esq.
                   Telephone: (212) 872-1000
                   Facsimile: (212) 872-1002

Each party shall provide written notice to the other parties of any change in address or facsimile number in accordance with the provisions hereof.

         6.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Debentures outstanding. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

         6.4 Titles and Headings. The titles and headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.5 References. References herein to Articles or Sections are to Articles or Sections of this Agreement, unless otherwise expressly provided.

         6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company; provided that any assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor; and provided, further, that no such assignment shall relieve any Purchaser of its obligations hereunder. This provision shall not limit a Purchaser's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

         6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         6.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.

         6.9 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Article III, and the indemnification provisions set forth in
Article V, shall survive the Closing and any conversion of the Debentures or exercise of the Warrants regardless of any investigation made by or on behalf of the Purchasers or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of four (4) years following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties). This Section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

         6.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent; provided, however, that each Purchaser hereby consents to being named in the Company's registration statement relating to the transactions contemplated hereby. The Purchasers and their affiliated companies shall, without further cost, have the right to use in their advertising, marketing or other similar materials all or parts of the Company's press releases that focus on the transactions contemplated hereby forming the subject matter of this Agreement or which make reference to the transactions contemplated hereby. The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

         6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement and the Transaction Documents without the showing of economic loss and without any bond or other security being required. The Company and each of the Purchasers (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of the obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to the Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.16 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         6.17 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay the Purchasers an aggregate fee of $25,000 at the First Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debentures, the Warrants and the Underlying Shares pursuant hereto.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                 eSOFT, INC.


                                 By:  /s/ Jeffrey Finn
                                    ------------------------------------------
                                    Name: Jeffrey Finn
                                    Title: President and Chief Executive Officer

                                 BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.


                                 By:  /s/ Evan Levine
                                    ------------------------------------------
                                    Name: Evan Levine
                                    Title: Principal




                                 BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.


                                 By:  /s/ Evan Levine
                                    ------------------------------------------
                                    Name: Evan Levine
                                    Title: Principal

                                   SCHEDULE I

                                Number of
                                Debentures at                                   Number of shares
Name of Purchaser               First Closing             Purchase Price        underlying Warrant
-----------------               -------------             --------------        ------------------
Brown Simpson                   $   1,100,000             $    1,100,000                   281,150
Strategic Growth
Fund, L.P.

Brown Simpson                   $   1,900,000             $    1,900,000                   485,623
Strategic Growth
Fund, Ltd.

Name of Purchaser                              Address
-----------------                              -------

Brown Simpson Strategic Growth Fund, Ltd.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attention: Paul Gustus
                                               Facsimile: (212) 247-1329
                                               Residence: Grand Cayman, Cayman Islands

Brown Simpson Strategic Growth Fund, L.P.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attention: Paul Gustus
                                               Facsimile: (212) 247-1329
                                               Residence: New York, New York

                                                                      Exhibit A

                        [Form of Convertible Debenture]

                                                                      Exhibit B

                               [Form of Warrant]

                                                                      Exhibit C

                        [Registration Rights Agreement]

                                                                      Exhibit D

                           [Company's Legal Opinion]


1. Each of the Company(1) and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than the Subsidiaries. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

2. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents(2) and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

3. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents (including the issuance of the Underlying Shares) do not and will not (a) conflict with or violate any provision of the Certificate of Incorporation, Bylaws, or other organizational documents of the Company or any of its Subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument to which the Company or any of its Subsidiaries is a party and which is required to be included as an exhibit to the SEC Documents (as defined below) or (c) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Company or any of its

------------
(1) The opinion letter should state that capitalized terms not otherwise defined have the meanings assigned to them in the Securities Purchase Agreement.

(2) The term Transaction Documents means the Securities Purchase Agreement, the Registration Rights Agreement, the Debentures and the Warrants.

         Subsidiaries is bound or affected. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

4. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents. Based on the representations and warranties of the Company set forth in Section 2.1 of the Securities Purchase Agreement and assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 2.2 of the Securities Purchase Agreement, the offer, issuance and sale of the Debentures, the Warrants and the Underlying Shares by the Company to the Purchasers pursuant to the Securities Purchase Agreement, are exempt from the registration requirements of the Securities Act.

5. To our knowledge, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof, for the three
         (3) years preceding the date hereof (the "SEC Documents") on a timely basis. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

6. There is no action, suit, notice of violation, proceeding or investigation pending or, to our knowledge, threatened against the Company or any of its Subsidiaries or affecting the Company or any of their respective assets or properties before any court, governmental or administrative agency or regulatory authority or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on the issuance or conversion of the Debentures or the Debenture Shares, or the issuance or exercise of the Warrants or the Warrant Shares, or the consummation of the transactions contemplated by the Transaction Documents.

7. All of the Company's issued and outstanding capital stock has been duly authorized, validly issued and is fully paid and nonassessable as of the date hereof.

8. The Company has full corporate power and authority to issue, sell and deliver the Debentures, the Debenture Shares, the Warrants and the Warrant Shares pursuant to the Transaction Documents.

9. The Company has duly authorized and reserved for issuance such number of shares of Common Stock as are issuable upon conversion of the Debentures and exercise of the

         Warrants (the "Underlying Shares") in accordance with the terms of the Debentures and the Warrants. When issued by the Company in accordance with the terms of the Debentures and the Warrants, the Underlying Shares will be validly issued, fully paid and nonassessable. When issued by the Company in accordance with the terms of the Securities Purchase Agreement, the Debentures and the Warrants will be validly issued, fully paid and nonassessable.